                                                               ANNUAL REPORT TO
                                                      SHAREHOLDERS FOR THE YEAR
                                                            ENDED JULY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Seeks to provide long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER
TARGET EQUITY FUND

KEMPER
RETIREMENT FUND SERIES VII



             "... We add value through our ability to get ahead of
            conventional Wall Street wisdom, and uncover stocks with
             great growth potential the market is overlooking. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
REPORT OF INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VII
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------
    SERIES VII                                  9.68%
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate. So that when shares are redeemed they may be worth more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    7/31/98   7/31/97
--------------------------------------------------------------------------------
    SERIES VII                       $10.62     $9.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

During the year ended July 31, 1998, the fund paid the following dividends per share:

                                              INCOME
                                             DIVIDEND
--------------------------------------------------------------------------------
    SERIES VII                                $0.10
--------------------------------------------------------------------------------

TERMS TO KNOW

--------------------------------------------------------------------------------
Blue chip stock Stock of a large, well-known, high quality company with an established record of [making money] and paying dividends.

Gray Monday The name used to identify Monday, October 27, 1997. On that day, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

Volatility Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

Zero-coupon bond A bond that makes no periodic interest payments but instead is sold at a deep discount to its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

It's been a bumpy ride for many investors in the third quarter of 1998. Economic and political instability in Russia, terrorist bombings and U.S. retaliation overseas, lingering effects of the "contagion" in Asia, not to mention weak corporate profits and political scandal in the United States were responsible for considerable uncertainty and market volatility. A series of market dips and drops continued to fuel the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

  But investors who are riding out the stock market's abrupt short-term adjustments should find comfort in the fact that economic fundamentals continue to favor financial assets in the U.S. -- particularly Treasury bonds. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low -- the federal funds rate is holding at 5.5 percent and will most likely stay put or could even move lower during the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

  The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, grew at an annualized rate of 1.4 percent in the second quarter of 1998. While this was the slowest growing quarter in the last three years, it was much stronger than consensus. Slower growth can be attributed to several one-time factors, including a domestic correction in inventory levels and the General Motors strike, which has since been resolved, as well as the long-term loss of trade with Asia.

  Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

  As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 3 and 4 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic, service firms should be much stronger than commodity producers dependent on export markets.

  Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

  In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

  Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

  One might conclude that, as a result of 1998's slow corporate profit growth and turmoil in Russia and Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                           NOW (8/31/98)       6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10-YEAR TREASURY RATE(1)*                    5.46                5.57              6.3             6.64
  PRIME RATE(2)*                               8.5                 8.5               8.5             8.25
  INFLATION RATE(3)*                           1.68                1.44              2.22            2.88
  THE U.S. DOLLAR(4)                           8.19                4.88              8.76            3.32
  CAPITAL GOODS ORDERS(5)*                     2.81                8.1               8.2             8.2
  INDUSTRIAL PRODUCTION(5)*                    1.82                4.31              5.03            3.3
  EMPLOYMENT GROWTH(6)                         2.68                2.57              2.6             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of July 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

fundamentals in place, that outlook may be premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
September 1, 1998

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES VII. MCCORMICK CHESTER RECEIVED BOTH HER BACHELOR OF ARTS AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE REPORT PERIOD, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS.

DESPITE A FROTHY MARKET, LEAD PORTFOLIO MANAGER TRACY MCCORMICK CHESTER LED KEMPER RETIREMENT FUND SERIES VII TO A ONE-YEAR RETURN THAT SURPASSED ITS PEER GROUP'S AVERAGE (SEE PAGE 8 FOR COMPLETE PERFORMANCE). BELOW, SHE DISCUSSES THE CHALLENGES AND OPPORTUNITIES PRESENTED BY THE MARKET.

Q     HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A     For the one-year period ending July 31, 1998, Kemper Retirement Fund
Series VII gained 9.68 percent (unadjusted for any sales charge). The fund handily outpaced the Lipper Balanced Target Maturity category average of 5.76 percent.

Q     THROUGHOUT THE PAST YEAR, THE NEWS HAS BEEN FULL OF STORIES OF MARKET
VOLATILITY. AGAINST WHAT BACKDROP DID THE FUND EARN ITS GAINS?

A     The past year has certainly reminded us what shorter-term volatility is all about. As we entered the fiscal year, the domestic markets were enjoying a period of strong performance. However, on October 27, 1997, the U.S. equity market declined 7 percent. This one-day drop, now referred to as "Gray Monday," was triggered by currency turmoil in Southeast Asia. Although American companies had been posting solid earnings for the past few years, the collapse in Asia cast a ripple of doubt through the U.S. markets. Investors began to question the sustainability of domestic growth and corporate earnings.

      The U.S. equity market bounced back with surprising speed. On the global front, the International Monetary Fund developed various bailout plans for Asia. Additionally, many American companies announced strong earnings. There was a collective sigh of relief, and investors returned to the market with renewed vigor.

      Despite the first quarter rally, market volatility has continued to be a dominant theme, however. Investors have been extremely jittery; and companies that have fallen short of earnings expectations have felt the very sharp sting of Wall Street's disapprobation. And although small company and technology stocks have borne the brunt of the volatility, no sector has remained unscathed. As the fund's fiscal year-end wound down, it was apparent that the clouds of the Asian contagion have not cleared. July was marked by particularly strong downside volatility, as investors reacted negatively to disappointing earnings announcements.

Q     COULD YOU SUMMARIZE HOW THE EQUITY PORTION OF THE FUND WAS POSITIONED?

A     The fund's equity allocation (about 36%) is invested in common stocks.
Within the equity allocation, we favor domestic large-company stocks issued by established companies. This served us in good stead, as the market has favored large-cap stocks over their smaller peers. The portfolio is well diversified across market sectors. This diversification can serve to help mitigate volatility. As the fiscal year concluded, the fund's four largest allocations were in finance, technology, consumer nondurables and health care stocks.

PERFORMANCE UPDATE



      In the fall of 1997, we adopted a more defensive stance. Concerned that technology stocks might be due for a dip after their very strong rally last summer, we reduced the fund's exposure to that sector. This helped to limit the fund's exposure to Asia and shielded it from some of the more dramatic stock implosions. However, our more cautious outlook may have clipped performance in the first quarter's rally.

Q     HOW DO YOU FIND STOCKS THAT EXHIBIT STRONG LONG-TERM PERFORMANCE
POTENTIAL?

A     Intensive research and disciplined adherence to growth-at-the-right price
(GARP) are cornerstones of our stock evaluation process. We add value through our ability to get ahead of conventional Wall Street wisdom, and uncover stocks with great growth potential that the market is overlooking. Shareholders benefit by our early recognition of changing conditions, both within specific companies and across industries. Through this intensive research process, we hone in on companies undergoing management or other structural changes and on firms launching new products. On an industry level, we seek out those areas poised for significant events, such as consolidations.

      We seek out companies that have sustainable earnings growth, and good market positions or potential. We don't let ourselves get carried away by the market's vicissitudes. Because we adhere strictly to a growth-at-the-right price discipline, we may miss out on some short-term gains when the market favors high-flyers, as it has for much of the past year. By searching out stocks with good fundamentals and sensible valuations, we believe that we'll generate healthy, long-term return potential. And, our strict discipline gets us out of stocks before their valuations get too high.

Q     COULD YOU GIVE US SOME EXAMPLES?

A     Our attentiveness to company and market trends led us to several companies undergoing restructuring. For instance, we own Stanley Works, a global hardware firm that boasts a strong franchise and new management, and R.R. Donnelley & Sons, a publishing firm that is also benefiting from restructuring.

      Another good example of where our research paid off is ALZA, a pharmaceutical manufacturer. We saw the potential of its drug delivery technology before the company came into the spotlight, and added it before it attracted the Wall Street buzz. This year, we've seen the stock post significant gains. However, in keeping with our disciplined strategy, as ALZA's valuations rise, we are paring the fund's position.

      Our research also drew us to Alcatel Alsthom (ADR), an attractively valued American depository receipt from a French telecommunications company. Alcatel Alsthom has been making positive strategic moves, such as spinning off divisions. In many ways, Alcatel Alsthom harkens back to what Lucent Technologies was two years ago.

Q     WHAT DIDN'T TURN OUT AS WELL AS EXPECTED?

A     We were surprised by how speedily the market bounced back in the first quarter of the year. In hindsight, we perhaps missed opportunities to purchase some stocks at low prices. We anticipated that money-center banks would be more susceptible to the effects of the Asian turmoil, and instead favored high-quality regional banks. Money-center banks performed better than expected, however.

      The fund's returns have also been hindered by its exposure to energy stocks, such as Chevron Corp. Supply and demand concerns have plagued oil services stocks for many months. However, we believe that many of these stocks still offer the opportunity for price appreciation.

      The fund's performance relative to the S&P 500 Index has trailed due to the "flight to quality" we've seen since Gray Monday. In this uncertain market climate, nervous investors have raced to the perceived security offered by blue-chip stocks -- the sort of stocks that Kemper Retirement Fund favors. The prices of these stocks have risen dramatically, and have been pushed well beyond the range that we feel is appropriate and sustainable.

      Because of our valuation discipline, we were sidelined for some portions of the market's upward momentum. For instance, we've been limited in our selection of consumer nondurable stocks, a sector that has been quite profitable over the past year. We've also had to hunt for health care stocks that meet our valuation parameters.

      However, that's certainly not to say that we've been left out in the cold. As prices of stocks have returned to sounder levels, we've reaped rewards within both sectors, while maintaining our GARP focus.

Q     WHERE HAVE YOU BEEN FINDING OPPORTUNITIES?

A     We're continuing to find good values in the insurance industry. We think that insurance stocks could hold considerable potential. The insurance industry is trending toward consolidation; and as bank deregulation continues, insurance

PERFORMANCE UPDATE


stocks will continue to gain appeal. The portfolio's larger holdings include American General Corp. and Jefferson-Pilot Corp., two stocks we back with particular conviction. During the year, we also initiated a position in Torchmark, a provider of insurance and financial services, including direct response marketing for banks.

      We think that the telecommunications sector will continue to thrive in the current economic climate. The portfolio includes long-distance carriers such as Sprint and WorldCom, as well as regional bell operators including Ameritech and SBC Communications. The fund also holds Cincinnati Bell, a nicely diversified company with direct marketing billing as well as regional telecommunications services.

      Large, established technology firms are well represented in the portfolio. Based on valuations, we're favoring component- and PC-based companies over software firms. We think that many of the firms in these subsectors have addressed the impact of the Asian turmoil, and that their stock prices are reasonable. We're sticklers for demonstrated growth potential and quality operations. The fund's technology exposure is anchored by some of the most-tested names in the industry, including Texas Instruments, Computer Sciences Corp., Sun Microsystems and International Business Machines.

Q     WHAT IMPACT DID THE FUND'S BOND STAKE HAVE ON PERFORMANCE?

A     In keeping with its structure as a guaranteed target maturity fund, the fund holds the lion's share of its assets (about 60%) in zero-coupon Treasury bonds. These bonds provide stability, and can offer a degree of shelter when the equity markets tumble. For instance, fixed-income exposure helped the portfolio during the most severe pockets of the Asia-borne turbulence. However, because of its large bond stake, the fund won't always fully participate during equity rallies, such as the first quarter's. And although they did provide stability during the Asian turmoil, zero coupon bonds are not without volatility, particularly when interest rates move.

Q     HOW HAS THE RECENT MARKET CLIMATE HIGHLIGHTED THE ROLE THAT KEMPER
RETIREMENT FUND VII COULD FILL IN A PORTFOLIO?

A     Volatility is an inherent part of investing, and cannot be sidestepped.
However, Kemper Retirement Fund Series VII offers more conservative investors a chance to participate in the equity markets without jeopardizing their principal investment. Investors who remain in the fund until its maturity date (May 15, 2008), and adhere to a disciplined reinvestment approach are guaranteed the return of their principal. In a volatile environment such as the one we've seen in the past year, this fund offers an added degree of security. We believe that it is important to keep a long-term focus, and this fund encourages that discipline.

Q     THE PAST YEAR HAS CERTAINLY HAD ITS SHARE OF UPS AND DOWNS. IS THERE ANY
SIGN OF THE TURMOIL LETTING UP?

A     We continue to be positive about the long-term growth prospects for the
U.S. markets. Inflation is low, the economy is slowing and interest rates remain low. However, short-term volatility will continue, and investors need to be prepared for ups and downs. Downside volatility can be frustrating, but it also opens up new opportunities as stock prices dip. We believe that our research capabilities put us in a very good position to use the market's short-term fluctuations to the long-term advantage of shareholders. By sticking to a stock-by-stock approach, we are confident that our focus on well-researched, large-cap companies will continue to provide shareholders with the opportunity to reap the long-term potential of the equity market.

PERFORMANCE UPDATE


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR PERIODS ENDED JULY 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                1-YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------
    KEMPER RETIREMENT FUND SERIES VII            4.25%      10.47%      (since 5/1/97)
--------------------------------------------------------------------------------------

  Past performance does not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
  Kemper Retirement Fund Series VII
  Growth of an assumed $10,000 investment from 5/1/97 to 7/31/98
--------------------------------------------------------------------------------

                                             5/1/97             1/31/98            7/31/98
---------------------------------------------------------------------------------------------
Kemper Retirement Fund Series VII(1)    10000     10327     10338     10826    11327    11327
Russell 1000(R) Growth Index+           10000     12137     11545     12535    11938    12228
Lehman Bros. Gov't/Corp. Bond Index++   10000     10527     10742     11065    11133    11376

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge of 5.0%. When comparing Kemper Retirement Fund Series VII to the Russell 1000(R) Growth Index,+ you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/ growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.

++ The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data System.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 21.0 percent of the fund's total common stocks on July 31, 1998

----------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                          PERCENT
----------------------------------------------------------------------------------------------------------
1.          UNIVISION COMMUNICATIONS      The Company is a leading Spanish-language T.V.            2.4%
                                          broadcaster.

2.          TEXAS INSTRUMENTS             A high technology company with sales or manufacturing     2.3%
                                          operations in more than 30 countries. Products and
                                          services include semiconductors, defense electronic
                                          systems, software productivity tools, computer and
                                          peripheral products and consumer products.

3.          INTERNATIONAL BUSINESS        Manufactures data processing equipment and systems in     2.2%
            MACHINES                      the information handling field.

4.          CIGNA                         A leading provider of insurance and related financial     2.2%
                                          services throughout the United States and the world.

5.          CINCINNATI BELL               Provides telecommunications services, information         2.1%
                                          systems, and marketing services.

6.          COMPUTER SCIENCES             A major developer and systems integrator of computers     2.1%
                                          and communication systems, and a provider of
                                          information technology and outsourcing consulting.

7.          TEXTRON                       A global, multi-industry company with operations in       2.0%
                                          aircraft technology, automotive component manufacturing
                                          and financial services.

8.          ABBOTT LABORATORIES           Engaged in the discovery, development, manufacture and    2.0%
                                          sale of a broad and diversified line of health care
                                          products and services.

9.          AMERICAN EXPRESS              A diversified travel and financial services company. It   1.9%
                                          is a leader in charge and credit cards, Travelers
                                          cheques, travel, financial planning, investment
                                          products, insurance and international banking.

10.         FIRST CHICAGO NBD             The company is a multi-bank holding company with          1.8%
                                          subsidiaries engaged in consumer banking, commercial
                                          banking, trust and investment services, investment
                                          management, real estate operating lease financing, and
                                          international banking.

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND -- SERIES VII

PORTFOLIO OF INVESTMENTS AT JULY 31, 1998
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT                         U.S. Treasury, zero coupon, 2008
OBLIGATIONS--61.6%                       (Cost: $15,275)                                     $27,500    $15,877
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
COMMON STOCKS                                                                                 SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------
COMMUNICATION--3.2%                   (a)AirTouch Communications, Inc.                           300         18
                                      (a)American Tower Systems Corp.                            100          2
                                         Ameritech Corp.                                       1,600         79
                                         Cincinnati Bell Inc.                                  6,000        193
                                         Frontier Corp.                                        3,000        101
                                         SBC Communications, Inc.                              2,500        102
                                         Sprint Corp.                                          1,500        105
                                      (a)US West, Inc.                                         2,000        107
                                      (a)WorldCom, Inc.                                        2,000        106
                                         --------------------------------------------------------------------------
                                                                                                            813
-------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--1.7%          (a)Consolidated Stores Corp.                             1,000         34
                                         May Department Stores                                 1,700        109
                                      (a)Mirage Resorts, Inc.                                  3,000         64
                                         Newell Companies Inc.                                 2,100        108
                                      (a)Proffitt's, Inc.                                      4,000        126
                                         --------------------------------------------------------------------------
                                                                                                            441
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.5%                   Dial Corp.                                            4,000         95
                                         General Mills, Inc.                                   1,200         74
                                         Gillette Co.                                          1,000         52
                                         H.J. Heinz Co.                                        2,000        110
                                         McCormick & Company, Inc.                             3,500        113
                                         Procter & Gamble Co.                                  2,000        159
                                         Sara Lee Corp.                                        1,000         50
                                         --------------------------------------------------------------------------
                                                                                                            653
-------------------------------------------------------------------------------------------------------------------
DURABLES--1.9%                           Dana Corp.                                            1,700         85
                                         Federal-Mogul Corp.                                   2,000        120
                                         Goodyear Tire & Rubber Co.                            1,000         61
                                         Stanley Works                                         3,400        148
                                      (a)Tellabs, Inc.                                         1,000         75
                                         --------------------------------------------------------------------------
                                                                                                            489
-------------------------------------------------------------------------------------------------------------------
ENERGY--1.2%                             Chevron Corp.                                         1,400        116
                                         Mobil Corp.                                           1,200         84
                                         Royal Dutch Petroleum Co.                             1,000         51
                                         Texaco Inc.                                           1,000         61
                                         --------------------------------------------------------------------------
                                                                                                            312

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
    FINANCE--7.9%                            AFLAC, Inc.                                           1,900    $    65
                                             American Express Company                              1,600        177
                                             American General Corp.                                1,500        102
                                             Associates First Capital Corp.                        2,000        155
                                             Cigna Corp.                                           3,000        198
                                             Compass Bancshares Inc.                               1,000         41
                                             Federal National Mortgage Association                 2,000        124
                                             First Chicago NBD Corp.                               2,000        168
                                             First Security Corp.                                  3,000         66
                                             First Tennessee National Corp.                        2,000         63
                                             Household International, Inc.                         2,259        112
                                             Jefferson-Pilot Corp.                                 2,400        135
                                             Marsh & McLennan Companies, Inc.                      1,500         92
                                             Mellon Bank Corp.                                       600         40
                                             Morgan Stanley Dean Witter & Co.                      1,650        144
                                             NationsBank Corp.                                     1,200         96
                                             Torchmark Corp.                                       3,100        136
                                             Travelers Group, Inc.                                 1,700        114
                                             --------------------------------------------------------------------------
                                                                                                              2,028
-----------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--4.7%                        Abbott Laboratories                                   4,400        183
                                             ALZA Corp.                                            1,000         39
                                             American Home Products Corp.                          2,500        129
                                             Bausch & Lomb, Inc.                                   3,000        153
                                             Becton, Dickinson & Co.                               2,000        165
                                             Bristol-Myers Squibb Co.                                700         80
                                             Eli Lilly & Co.                                       2,000        134
                                          (a)HEALTHSOUTH Corp.                                     1,300         33
                                             Merck & Co., Inc.                                       500         62
                                             Schering-Plough Corp.                                 1,300        126
                                          (a)Wellpoint Health Networks Inc.                        1,700        104
                                             --------------------------------------------------------------------------
                                                                                                              1,208
-----------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--3.0%                      Bowater, Inc.                                         1,500         69
                                             Emerson Electric Co.                                  1,900        113
                                             General Electric Co.                                    400         36
                                             Monsanto Co.                                          2,000        113
                                             PPG Industries, Inc.                                  1,600        101
                                             Raytheon Co.                                          2,962        160
                                             Textron, Inc.                                         2,500        185
                                             --------------------------------------------------------------------------
                                                                                                                777
-----------------------------------------------------------------------------------------------------------------------
    MEDIA--2.4%                              CBS Corp.                                             3,900        132
                                             R.R. Donnelley & Sons Co.                             3,000        127
                                          (a)Univision Communications Inc.                         6,000        219
                                             Walt Disney Co.                                       2,400         83
                                          (a)Young & Rubicam Inc.                                  2,000         60
                                             --------------------------------------------------------------------------
                                                                                                                621

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--6.7%                         Alcatel Alsthom (ADR)                                 4,000    $   157
                                          (a)Analog Devices, Inc.                                  3,500         75
                                          (a)Cadence Design Systems Inc.                           2,000         58
                                          (a)Cisco Systems, Inc.                                   1,200        115
                                          (a)Computer Sciences Corp.                               3,000        192
                                             GM-Hughes Electronics Corp.                           1,500         64
                                          (a)Gartner Group, Inc.                                   1,500         46
                                             Hewlett-Packard Co.                                   2,100        117
                                             International Business Machines Corp.                 1,500        199
                                             Motorola Inc.                                         3,000        157
                                          (a)Parametric Technology Corp.                           3,300         45
                                          (a)Seagate Technology, Inc.                              2,500         57
                                          (a)Sterling Commerce, Inc.                               1,000         40
                                          (a)Sun Microsystems, Inc.                                2,700        128
                                          (a)Teradyne Inc.                                         1,500         34
                                             Texas Instruments Inc.                                3,500        207
                                          (a)Xilinx Inc.                                           1,000         37
                                             --------------------------------------------------------------------------
                                                                                                              1,728
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--.4%                      Canadian National Railway                             1,000         53
                                             Norfolk Southern Corp.                                1,500         45
                                             --------------------------------------------------------------------------
                                                                                                                 98
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--35.6%
                                             (Cost: $8,714)                                                   9,168
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--97.1%
                                             (Cost: $23,989)                                                 25,045
                                             --------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--2.9%                      742
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $25,787
                                             --------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $23,989,000 for federal income tax purposes at July 31, 1998, the gross unrealized appreciation was $1,371,000, the gross unrealized depreciation was $315,000 and the net unrealized appreciation on investments was $1,056,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND--
KEMPER RETIREMENT FUND SERIES VII

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund--Kemper Retirement Fund Series VII as of July 31, 1998, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended July 31, 1998, the month ended July 31, 1997 and the period from May 1, 1997 (commencement of operations) to June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund--Kemper Retirement Fund Series VII at July 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $23,989)                                                 $25,045
-----------------------------------------------------------------------
Cash                                                                773
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                   37
-----------------------------------------------------------------------
  Fund shares sold                                                   34
-----------------------------------------------------------------------
  Dividends                                                          11
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 25,900
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                              75
-----------------------------------------------------------------------
  Management fee                                                     10
-----------------------------------------------------------------------
  Administrative services fee                                         5
-----------------------------------------------------------------------
  Trustees' fees and other                                           23
-----------------------------------------------------------------------
    Total liabilities                                               113
-----------------------------------------------------------------------
NET ASSETS                                                      $25,787
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $24,337
-----------------------------------------------------------------------
Undistributed net realized gain on investments                       62
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        1,056
-----------------------------------------------------------------------
Undistributed net investment income                                 332
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $25,787
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

Shares outstanding                                                2,428
-----------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                   $10.62
-----------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
(net asset value, plus 5.26% of
net asset value or 5.00% of offering price)                      $11.18
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1998
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
  Interest                                                      $  549
----------------------------------------------------------------------
  Dividends                                                         83
----------------------------------------------------------------------
    Total investment income                                        632
----------------------------------------------------------------------
Expenses:
  Management fee                                                    76
----------------------------------------------------------------------
  Administrative services fee                                       38
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            45
----------------------------------------------------------------------
  Professional fees                                                  7
----------------------------------------------------------------------
  Reports to shareholders                                           12
----------------------------------------------------------------------
  Trustees' fees and other                                          11
----------------------------------------------------------------------
    Total expenses                                                 189
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              443
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                         65
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments             870
----------------------------------------------------------------------
Net gain on investments                                            935
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,378
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                          YEAR               MONTH
                                                         ENDED               ENDED              MAY 1(A) TO
                                                        JULY 31,            JULY 31,              JUNE 30,
                                                          1998                1997                  1997
------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------
  Net investment income                                 $   443                  9                     5
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                   65                 (1)                   (2)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                     870                162                    24
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      1,378                170                    27
------------------------------------------------------------------------------------------------------------
  Distribution from net investment income                  (125)                --                    --
------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions             19,984              2,337                 1,916
------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                             21,237              2,507                 1,943
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------

Beginning of period                                       4,550              2,043                   100
------------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$332, $14 and $5, respectively)                         $25,787              4,550                 2,043
------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Retirement Fund Series VII (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the Fund's investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization of fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the Fund. Fund shares are redeemed on a continuous basis and are sold and redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange by dividing the total value of the

NOTES TO FINANCIAL STATEMENTS

                             Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Fund incurred a management fee of $76,000 for the year ended July
                             31, 1998.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of the Fund's shares are as follows:

                                                                               COMMISSIONS     COMMISSIONS ALLOWED
                                                                             RETAINED BY KDI     BY KDI TO FIRMS
                                                                             ---------------   -------------------
                             Year ended July 31, 1998                            $96,000            $853,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                  ASF PAID BY         ASF PAID BY
                                                                                THE FUND TO KDI       KDI TO FIRMS
                                                                                ---------------       ------------
                             Year ended July 31, 1998                               $38,000             $39,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the Fund. Under the agreement, KSvC received shareholder service fees of $18,000 for the year ended July 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the year ended July 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                       Purchases                                    $26,947

                                       Proceeds from sales                            6,682

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                   YEAR ENDED        MONTH ENDED        MAY 1 TO
                                                 JULY 31, 1998      JULY 31, 1997     JUNE 30, 1997
                                                ----------------   ---------------   ---------------
                                                SHARES   AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                             -----------------------------------------------------------------------
                             Shares sold        2,064    $21,046    253     $2,422    212     $1,930
                             -----------------------------------------------------------------------
                             Shares issued in
                              reinvestment of
                              dividends            16       151      --        --      --         --
                             -----------------------------------------------------------------------
                             Shares redeemed     (117)   (1,213)     (9)      (85)     (2)       (14)
                             -----------------------------------------------------------------------
                             NET INCREASE FROM
                             CAPITAL SHARE
                             TRANSACTIONS                $19,984            $2,337            $1,916
                             -----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           MONTH
                                           YEAR ENDED      ENDED     MAY 1(A) TO
                                            JULY 31,     JULY 31,     JUNE 30,
                                              1998         1997         1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period           $ 9.78       9.23         9.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .21         .01          .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .73         .54          .21
--------------------------------------------------------------------------------
Total from investment operations                 .94         .55          .23
--------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .10          --           --
--------------------------------------------------------------------------------
Net asset value, end of period                $10.62        9.78         9.23
--------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   9.68%       5.96         2.56
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------
Expenses                                        1.21%        .95         1.17
--------------------------------------------------------------------------------
Net investment income                           2.79%       3.45         3.16
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $25,787       4,550        2,043
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              43%          6           12
--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) Commencement of operations.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $33,000 as capital gain dividends for the year ended July 31, 1998, of which 100% represents 20% rate gains.

For corporate shareholders, 15% of the income earned during the year ended July 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS

TRUSTEES                                    OFFICERS

DANIEL PIERCE                               MARK S. CASADY
Chairman and Trustee                        President

JAMES E. AKINS                              PHILIP J. COLLORA
Trustee                                     Vice President and
                                            Secretary

ARTHUR R. GOTTSCHALK                        JOHN R. HEBBLE
Trustee                                     Treasurer

FREDERICK T. KELSEY                         TRACY MCCORMICK CHESTER
Trustee                                     Vice President

FRED B. RENWICK                             JERARD K. HARTMAN
Trustee                                     Vice President

JOHN B. TINGLEFF                            THOMAS W. LITTAUER
Trustee                                     Vice President

EDMOND D. VILLANI                           ANN M. MCCREARY
Trustee                                     Vice President

JOHN G. WEITHERS                            KATHRYN L. QUIRK
Trustee                                     Vice President

                                            STEVEN H. REYNOLDS
                                            Vice President

                                            LINDA J. WONDRACK
                                            Vice President

                                            MAUREEN E. KANE
                                            Assistant Secretary

                                            CAROLINE PEARSON
                                            Assistant Secretary

                                            ELIZABETH C. WERTH
                                            Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania Avenue
                                   Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT                        ERNST & YOUNG LLP
AUDITORS                           233 South Wacker Drive
                                   Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund VII prospectus.

KRF7 - 2 (9/98) 1055610